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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 7, 2005

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-3187                               22-3865106
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         CenterPoint Energy, Inc. Credit Facility. On March 7, 2005, CenterPoint Energy, Inc. (the "Company") replaced its $750 million revolving credit facility with a $1 billion five-year revolving credit facility with Citibank N.A., as Syndication Agent, Barclays Bank plc, Bank of America, N.A. and Credit Suisse First Boston, as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent. Borrowings may be made under the facility at the London interbank offered rate ("LIBOR") plus 100 basis points based on current credit ratings. An additional utilization fee of 12.5 basis points applies to borrowings any time more than 50% of the facility is utilized. Changes in credit ratings would lower or raise the increment to LIBOR depending on whether ratings improved or were lowered. The facility contains covenants, including a debt to earnings before interest, taxes, depreciation and amortization ("EBITDA") covenant and an EBITDA to interest covenant.

         Borrowings under the facility are available upon customary terms and conditions for facilities of this type, including a requirement that the Company represent, except as described below, that no "material adverse change" has occurred at the time of a new borrowing under this facility. A "material adverse change" is defined as the occurrence of a material adverse change in the Company's ability to perform its obligations under the facility. The base line for any determination of a relative material adverse change is the Company's most recently audited financial statements. At any time after the first time the Company's credit ratings reach at least BBB by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies ("S&P"), and Baa2 by Moody's Investors Service, Inc. ("Moody's"), BBB+ by S&P and Baa3 by Moody's, or BBB- by S&P and Baa1 by Moody's, or if the drawing is to retire maturing commercial paper, the Company is not required to represent as a condition to such drawing that no material adverse change has occurred or that no litigation expected to have a material adverse effect has occurred.

         CenterPoint Energy Houston Electric, LLC Credit Facilities. Also on March 7, 2005, CenterPoint Energy Houston Electric, LLC, a wholly owned subsidiary of the Company ("CenterPoint Houston"), established a $200 million five-year revolving credit facility with Barclays Bank plc, as Syndication Agent, Bank of America, N.A., Citibank, N.A. and UBS Securities LLC, as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent. Borrowings may be made under the facility at LIBOR plus 75 basis points based on CenterPoint Houston's current credit rating. An additional utilization fee of
12.5 basis points applies to borrowings any time more than 50% of the facility is utilized. Changes in credit ratings would lower or raise the increment to LIBOR depending on whether ratings improved or were lowered.

         CenterPoint Houston also established on March 7, 2005 a $1.31 billion credit facility with Deutsche Bank Securities Inc., as Syndication Agent, ABN Amro Bank N.V., JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association, as Co-Documentation Agents, and Citibank, N.A., as Administrative Agent. This facility is available to be utilized to refinance CenterPoint Houston's $1.31 billion term loan maturing in November 2005 in the event that proceeds from the issuance of transition bonds are not available to repay such term loan. Drawings may be made under this credit facility until November 2005, at which time any outstanding borrowings are converted to term loans maturing in November 2007. Net proceeds from the issuance of transition bonds and certain new net indebtedness for borrowed money issued by CenterPoint Houston in excess of $200 million must be used to repay borrowings under the new facility. Based on CenterPoint Houston's current credit ratings, borrowings under the facility can be made at LIBOR plus 75 basis points. Changes in credit ratings would lower or raise the increment to LIBOR depending on whether ratings improved or were lowered. Any drawings under this facility must be secured by CenterPoint Houston's general mortgage bonds in the same principal amount and bearing the same interest rate as such drawings.

         CenterPoint Houston's $200 million and $1.31 billion credit facilities each contain covenants, including a debt to total capitalization covenant of 68% and an EBITDA to interest covenant. Borrowings under CenterPoint Houston's $200 million credit facility and its $1.31 billion credit facility are available notwithstanding that a material adverse change has occurred or litigation that could be expected to have a material adverse effect has occurred, so long as other customary terms and conditions are satisfied.
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         General. Borrowings under each of the credit facilities are subject to acceleration upon the occurrence of events of default that the Company considers usual and customary.

         On March 11, 2005, the Company had borrowed approximately $235 million under its revolving credit facility, and CenterPoint Houston had borrowed approximately $30 million under its $200 million credit facility.

         The credit agreements are filed as exhibits to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the credit agreements.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibits listed below are filed herewith.

                  (c)      Exhibits.

                  4.1 $1,000,000,000 Credit Agreement dated as of March 7, 2005 among CenterPoint Energy, Inc., Citibank N.A., as Syndication Agent, Barclays Bank plc, Bank of America, N.A. and Credit Suisse First Boston, as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent, and the banks named therein.

                  4.2 $200,000,000 Credit Agreement dated as of March 7, 2005 among CenterPoint Energy Houston Electric, LLC., Barclays Bank plc, as Syndication Agent, Bank of America, N.A., Citibank, N.A. and UBS Securities LLC, as Co-Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent, and the banks named therein.

                  4.3 $1,310,000,000 Credit Agreement dated as of March 7, 2005 among CenterPoint Energy, Inc., Deutsche Bank Securities Inc., as Syndication Agent, ABN Amro Bank N.V., JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association, as Co-Documentation Agents, and Citibank, N.A., as Administrative Agent and the banks named therein.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTERPOINT ENERGY, INC.



Date:  March 11, 2005                  By:     /s/ James S. Brian
                                          -------------------------------------
                                               James S. Brian
                                               Senior Vice President and
                                               Chief Accounting Officer


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC



Date:  March 11, 2005                  By:     /s/ James S. Brian
                                          --------------------------------------
                                               James S. Brian
                                               Senior Vice President and
                                               Chief Accounting Officer



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                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER                    EXHIBIT DESCRIPTION
     -------                   -------------------

      4.1       $1,000,000,000 Credit Agreement dated as of March 7,
                2005 among CenterPoint Energy, Inc., Citibank N.A., as
                Syndication Agent, Barclays Bank plc, Bank of America,
                N.A. and Credit Suisse First Boston, as
                Co-Documentation Agents, and JPMorgan Chase Bank,
                N.A., as Administrative Agent, and the banks named therein.

      4.2       $200,000,000 Credit Agreement dated as of March 7,
                2005 among CenterPoint Energy Houston Electric, LLC.,
                Barclays Bank plc, as Syndication Agent, Bank of
                America, N.A., Citibank, N.A. and UBS Securities LLC, as Co-Documentation Agents, and JPMorgan Chase Bank,
                N.A., as Administrative Agent, and the banks named therein.

      4.3       $1,310,000,000 Credit Agreement dated as of March 7,
                2005 among CenterPoint Energy, Inc., Deutsche Bank
                Securities Inc., as Syndication Agent, ABN Amro Bank
                N.V., JPMorgan Chase Bank, N.A. and Wachovia Bank,
                National Association, as Co-Documentation Agents, and
                Citibank, N.A., as Administrative Agent and the banks named therein.